UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 14, 2003
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                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           IOWA                            0-32637               42-1039071
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(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                405 FIFTH STREET
                                AMES, IOWA 50010
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                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (515) 232-6251

                                 NOT APPLICABLE
              ----------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits

         The following exhibit is filed as part of this Report:

            Exhibit No.                                Description
            -----------                     ------------------------------------
                99.1                        News Release dated February 14, 2003

Item 9.  Regulation FD Disclosure

         On February 14, 2003, Ames National Corporation issued a News Release regarding financial results for the three and twelve months ended December 31, 2002. Also on February 12, 2003, the Company's Board of Directors declared a cash dividend of $.44 per share payable on May 15, 2003 to the holders of record as of close of business May 1, 2003. A copy of the New Release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AMES NATIONAL CORPORATION

Date:  February 14, 2003               By:  /s/ Daniel L. Krieger
                                            ------------------------------------
                                       Name:   Daniel L. Krieger
                                       Title:  President



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                                  EXHIBIT INDEX




Exhibit No.                                               Description
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   99.1                                     News Release dated February 14, 2003